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                                                                    EXHIBIT 10.2

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                DAY RUNNER, INC.


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                             Warrant to Purchase
                                                   25,000 Shares of Common Stock

                                DAY RUNNER, INC.

                    INCORPORATED UNDER THE LAWS OF THE STATE

                                   OF DELAWARE

                           Void after December 3, 2003

         THE WARRANT evidenced by this Certificate has been issued for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         THIS CERTIFICATE evidences the right of _______________ (the "Holder") to purchase 25,000 shares of Common Stock, par value $0.001 per share (the "Shares"), of Day Runner, Inc., a Delaware corporation (the "Company"), at a price of $23.5625 per Share, subject, however, to the terms and conditions hereinafter set forth.

         1. Definitions. As used in this Certificate:

            (a) "Warrant" shall mean the rights evidenced by this Certificate.

            (b) "Warrant Price" shall mean $23.5625, as adjusted in accordance with Section 5 hereof.

         2. Term of Warrant. The Warrant may be exercised only during the period commencing on December 4, 1996 through the close of business on December 3, 2003 (the "Warrant Term") and may be exercised only in accordance with the terms and conditions hereinafter set forth.
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         3. Exercise of Warrant. The Warrant shall be exercisable as follows:

            (a) Right to Exercise. The Warrant shall vest and become exercisable cumulatively in 60 equal monthly installments with the first installment vesting on January 1, 1997 and one additional installment vesting on the first day of each month thereafter so long as _______________ remains a member of the Company's Board of Directors.

            Notwithstanding the foregoing, if _______________ shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the Warrant Term the Holder may exercise the Warrant to purchase only such number of Shares that the Holder would have been entitled to purchase on the effective date of such Termination as determined in accordance with the immediately preceding sentence. To the extent that the Holder shall not have been entitled to exercise any portion of the Warrant on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date.

            (b) Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange. The Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Certificate, properly endorsed, with the form of subscription attached to this Certificate duly executed by the Holder, at the principal office of the Company, and by the payment to the Company by certified or cashier's check of the then applicable Warrant Price. In the event of any exercise of the Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time after the Warrant has been so exercised and, unless the Warrant has expired, a new certificate representing the right to purchase the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. All such new certificates shall be dated the date hereof and shall be identical to this Certificate except as to the number of Shares issuable pursuant thereto.

            (c) Restrictions on Exercise. The Warrant may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Warrant, the Company may require the Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.

         4. Shares Fully Paid; Reservation of Shares. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that during the Warrant Term the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the Warrant at least the maximum number of Shares as are issuable upon the exercise of the Warrant.

         5. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

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            (a) Consolidation, Merger or Reclassification. If the Company at any
time while the Warrant remains outstanding and unexpired shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation, or reclassify or in any manner change the securities then purchasable upon the exercise of the Warrant (any of which shall constitute a "Reorganization"), then lawful and adequate provision shall be made whereby this Certificate shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with respect to the securities which were purchasable or would have become purchasable under the Warrant immediately prior to such Reorganization. The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization shall assume by written instrument executed and mailed or delivered to the Holder, at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase. Notwithstanding anything in this Section
5(a) to the contrary, the prior two sentences shall be inoperative and of no force and effect if upon the completion of any such Reorganization the stockholders of the Company immediately prior to such event do not own at least 50% of the equity interest of the corporation resulting from such Reorganization, in which case the Warrant or any unexercised portion thereof shall expire upon the completion of such Reorganization if the notice required by Section 5(e) hereof has been duly given.

            (b) Subdivision or Combination of Shares. If the Company at any time while the Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

            (c) Certain Dividends and Distributions. If the Company at any time while the Warrant is outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

                (i) Stock Dividends. Entitling them to receive a dividend
            payable in, or other distribution without consideration of, Common Stock, then the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

                (ii) Distribution of Assets, Securities, etc. Making any
            distribution without consideration with respect to its Common Stock (other than a cash dividend) payable other than in its Common Stock,

                                       -3-
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            the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable upon such exercise, and without payment of any additional consideration therefor, such assets or securities as would have been payable to the Holder as owner of that number of Shares receivable by exercise of the Warrant had the Holder been the holder of record of such Shares on the record date for such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

            (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Subsections (b) or (c)(i) of this Section 5, the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately following such adjustment.

            (e) Notice. In case at any time during the Warrant Term:

                (i) The Company shall pay any dividend payable in stock upon its
            Common Stock or make any distribution, excluding a cash dividend, to the holders of its Common Stock;

                (ii) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                (iii) There shall be any reclassification of the Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                (iv) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder at least ten days' prior written notice (or, in the event of notice pursuant to Section 5(e)(iii), at least 30 days' prior written notice) of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up. Such notice shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given personally or by first-class, registered or certified mail or similar delivery service, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.

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            (f) No Change in Certificate. The form of this Certificate need not be changed because of any adjustment in the Warrant Price or in the number of Shares purchasable upon exercise of any or all of the Warrant. The Warrant Price or the number of Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

         6. Fractional Shares. No fractional Shares will be issued in connection with any exercise of the Warrant, rather, in lieu of such fractional Shares, the Company shall make a cash payment therefor upon the basis of the fair market value of the Shares at the time of such exercise, as determined in good faith by the Company's Board of Directors.

         7. Transfer and Exchange of Warrant. Subject to the terms hereof, including, without limitation, Section 8, the Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by the registered holder hereof in person or by its duly authorized attorney, upon surrender of the Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable and that when the Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with the Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

         The Warrant is exchangeable at such office for a Warrant or Warrants for the same aggregate number of shares of Common Stock, all new Warrants to represent the right to purchase such number of shares as the holder hereof shall designate at the time of such exchange.

         8. Restrictions on Transfer of Warrant. The Holder of the Warrant, by acceptance hereof, agrees that, absent an effective notification under Regulation A or a registration statement, in either case under the Securities Act of 1933, covering the disposition of the Warrant or Common Stock issued, or issuable upon exercise hereof, such Holder will not sell, transfer, pledge or hypothecate any or all of such Warrant or Common Stock, as the case may be, unless such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and applicable state securities laws, and such Holder consents to the Company making a notification on its records or giving instructions to any transfer agent of the Warrant or such Common Stock in order to implement such restriction on transferability.

         9. No Rights as Stockholder. The holder of the Warrant, as such, shall not be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in the Warrant be construed to confer on such holder, as such, any rights of a stockholder of the Company or

                                       -5-
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any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders, to receive dividends or subscription rights or otherwise.

         10. Miscellaneous Provisions.

            (a) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of the Warrant, the Company at its expense will execute and deliver, in lieu of the Warrant, a new Warrant of like tenor.

            (b) Governing Law. The Warrant shall be governed by and construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflicts of laws, of the State of Delaware.

         Dated as of December 4, 1996.


                                   DAY RUNNER, INC.

                                   By:
                                       -----------------------------------------
                                       Mark A. Vidovich, Chief Executive Officer

ATTEST:

----------------------------------
Dennis K. Marquardt, Secretary

                                       -6-
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                                DAY RUNNER, INC.

                                SUBSCRIPTION FORM

         (To be completed and signed only upon exercise of the Warrant)


TO:      Day Runner, Inc.
         15295 Alton Parkway
         Irvine, CA  92718

         Attention: Secretary


         The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the right of purchase represented by such Warrant for, and to purchase thereunder, _______* shares of Day Runner, Inc. Common Stock and herewith makes payment of $___________ for those shares, and requests that the certificate(s) for those shares be issued in the name of and delivered to:

                         (Please print name and address)

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Dated:
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                                    Signature

                                    --------------------------------------------
                                    Print Name

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     * Insert here the number of shares called for on the face of the Warrant
(or in the case of partial exercise, that portion as to which the Warrant is being exercised), without making any adjustment for additional Common Stock or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.
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                           SCHEDULE OF WARRANTHOLDERS


                                James P. Higgins
                                Jill Tate Higgins
                                Charles Miller
                                Alan R. Rachlin
                                Boyd I. Willat